UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 1996

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of December 1997 Boston Capital Tax Credit Fund IV L.P., a Maryland limited partnership, specifically Series 27 thereof, entered into various agreements relating to Randolph Village Associates Limited Partnership, a Maryland limited partnership (the "Operating Partnership") on behalf of Series 27 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of December 1997, (the "Operating Partnership Agreement"), pursuant to which Series 27 acquired a limited partner interest in the Operating Partnership. Series 27, 28 and Boston Tax Credit Fund V L.P. have jointly invested in the Operating Partnership pursuant to the terms of the Partnership's Partnership Agreement, with Series 27 investing 50%, Series 28 investing 20.3% and Boston Tax Credit Fun V L.P. investing 29.7%. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 130 unit apartment complex for seniors aged 62 and over located at Silver Spring in Montgomery County, Maryland, which is known as Randolph Village (the "Apartment Complex"). The Apartment Complex consists of 1 building containing 100 one-bedroom units and 30 two-bedroom units. Amenities include central air conditioning, exercise room, security intercom, elevator, pool, basketball court, dishwasher, and garbage disposal. Construction of the Apartment Complex commenced in September 1996 and was completed in August 1997. 100% Occupancy was achieved in July 1998.

The Operating Partnership received permanent financing in the amount of $4,100,000 (the "Permanent Mortgage") from Mass Mutual/BCMC. The Permanent Mortgage bears interest at 235 basis points above the 16-year interpolated U.S. Treasury bond per annum payable over a 30 year amortization period and a 18 year term.

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partners of the Operating Partnership are Humphrey-Stavrou Associates, Inc. and Homes For America, Inc. (the "General Partner"). The principals of Humphrey-Stavrou Associates, Inc. are James I. Humphrey and N. Stephen Stavrou. The principals of Homes for America, Inc. are Trudy Parisa McFall and Nancy S. Rase.

Series 27 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $4,672,054 to the Operating Partnership in 6 installments as follows:

    $3,154,498 (the "First Installment") upon the latest to occur of (A) the Initial Closing, or (B) the payment by HSAI of the entire outstanding balance of the BCTC IV Loan; or (C) receipt by the Investment Partnership of the legal opinion provided for in Section 5.04 of this Agreement;
    $597,825 (the "Second Installment") of which: (1) $163,611 will be released upon the later to occur of (A) 50% construction completion or (B) satisfaction of all of the conditions to the payment of the First Installment; and (2) $434,214 will be released upon Substantial Completion;
    $413,879 (the "Third Installment") upon the later to occur of (A) the Initial 100% Occupancy Date, or (B) satisfaction of all conditions to the payment of the First Installment and the Second Installment;
    $325,906 (the "Forth Installment") upon the latest to occur of (A) receipt by the Investment Partnership of a certification by the Accountants of the construction and development costs of the Apartment Complex and the Eligible Basis of the Apartment Complex for purposes of Tax credits ("Cost Certification"), or (B) the Final Closing, or (C) the occurrence of Breakeven Operations for a period of two (@) consecutive months, or (D) receipt by the Investment Partnership of the legal opinion provided for in Section 5.04(b), or (E) satisfaction of all conditions to payment of the First Installment, the Second Installment and the Third Installment;
    $159,946 (the "Fifth Installment) upon the latest to occur of (A) State Designation, or (B) the occurrence of Breakeven Operations for a period of six (6) consecutive months, or (C) satisfaction of all conditions to payment of the First Installment, the Second Installment, the Third Installment and the Fourth Installment; and
    $20,000 (the "Sixth Installment) upon: (A) the receipt by the Investment Partnership of the federal income tax return of the Partnership for the year in which Breakeven Operations occurred for a period of two (2) consecutive months, and (B) satisfaction of all conditions to payment of the First Installment, the Second Installment, the Third Installment, the Fourth Installment, and the Fifth Installment.

All of the installments have been paid by Series 27.

The total Capital Contribution of Series 27 to the Operating Partnership is based on the Operating Partnership receiving $7,865,410 in Tax Credits during the 10-year period which commenced in 1997 of which 49.5% ($3,893,378) will be allocated to Series 27, 20.097% ($1,580,711) will be allocated to Series 28 and 29.403% ($2,312,667) will be allocated to Boston Tax Credit Fund V L.P. as the Investment Limited Partner of the Operating Partnership.

Series 27 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	1.00%	50.00%	50.00%
Series 27	45.50%	25.00%	25.00%
Series 28	20.097%	10.15%	10.15%
Boston Tax Credit Fund V L.P.	29.403%	14.85%	14.85%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 27.

Series 27 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 1998 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $20,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 11.01(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article XI of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 1998 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $60,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 11.01(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article XI of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $1,288,281. The Development Fee, $173,305 has been deferred, shall be due and payable only in accordance with Section 6.11 and 6.12(b) of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President